SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2003
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

                                                 Cecil Bancorp, Inc.
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                             (Exact name of registrant as specified in its charter)


              Maryland                                  0-24926                             52-1883546
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(State or other jurisdiction                       (Commission file                        (IRS Employer
of incorporation)                                       number)                       Identification Number)


   127 North Street, Elkton, Maryland           21921
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(Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:  (410) 398-1650
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Item 5. Other Material Events.

         On March 4, 2003, The Board of Directors of Cecil Bancorp, Inc. announced the completion of a private placement of 158,735 shares of newly issued common stock, par value $0.01 per share, at a price per share of $15.80, for gross proceeds of $2,508,013. All purchasers were directors or executive officers of Cecil Bancorp and Cecil Federal Bank who are accredited investors as defined in Regulation D issued under the Securities Act of 1933 (the "1933 Act"). The stock issued in the private placement comprises 19.84% of outstanding shares after issuance.

         Proceeds will be used primarily for injection of capital into Cecil Federal Bank, where they may be used to support growth in banking operations, but also may be used for other corporate purposes.

         As stated in the Form 8-K filed on February 20, 2003, the Board believes that the placement will be accretive to earnings per share and tangible book value per share for the year 2003 and in future years, that is, the Board expects that earnings and tangible book value per share will be greater than they would have been without the placement. Costs are expected to total less than 1.0% of the proceeds.

         The Board established the terms of the private placement based upon an analysis of the Bank's capital needs; the expected positive effects of the placement on shareholders; the legal restrictions on the ability of buyers to sell the shares; and the lower probability of success, higher costs (including legal, accounting, and financial advisory or underwriters' costs), and greater time requirements of alternative means of raising capital, among other factors. The Company determined to issue common equity rather than long-term trust preferred securities, which require the payment of interest and require substantially higher issuance costs, and rejected alternative means of raising common equity, such as an underwritten public offering or rights offering or a more broadly available private placement, due to concerns regarding feasibility, costs, timing, and overall net benefits to the Company and its shareholders.

         Forward-Looking Statements

         This Form 8-K includes forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include: statements of goals, intentions, and expectations; estimates of risks and of future costs and benefits; and statements of the ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management's estimates and projections of future interest rates and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, the actual future results may differ materially from those indicated.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CECIL BANCORP, INC.

                                                 By:   /s/ Mary B. Halsey
                                                       Mary B. Halsey
                                                       President
Dated : March 4, 2003